SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2005 (March 17, 2005)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.

On March 17, 2005, the Registrant received an order from the trial court judge of the Circuit Court of Boone County, West Virginia denying the Registrant’s post-trial motions in the Harman lawsuit. The Registrant had requested that the August 1, 2002 verdict in the Harman lawsuit be overturned or reduced, or a new trial be granted. The judge upheld the $50 million verdict, plus post-judgment interest, currently $13 million. The Registrant will appeal the verdict to the Supreme Court of Appeals of West Virginia. The Registrant’s press release dated March 18, 2005 is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated March 18, 2005 issued by the Registrant entitled “Massey Energy to Appeal Verdict.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: March 18, 2005	By:	/s/ Thomas J. Dostart
	Name:	Thomas J. Dostart
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

99.1    Press release dated March 18, 2005 issued by the Registrant entitled “Massey Energy to Appeal Verdict.”